Exhibit 99.3

EXECUTION COPY

ENVIRONMENTAL INDEMNITY AGREEMENT

ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”) made as of February 25, 2005, by each Originator (as defined below) signatory hereto and CNL Financial Services, LP, a Delaware limited partnership (“CFS”, and together with each Originator signatory hereto, each, an “Indemnitor” and collectively, the “Indemnitors”), in favor of Net Lease Funding 2005, LP, a Delaware limited partnership (the “Issuer” or the “Indemnitee”).

RECITALS:

A. Pursuant to the Sale and Contribution Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Sale and Contribution Agreement”), by and among the Originators party thereto (the “Originators”) and the Issuer, each Originator has transferred to the Issuer, either in a sale transaction or as a contribution of capital, the real property and related assets formerly owned by such Originator and described on Schedule 1 thereto.

B. After the Effective Date (as defined in the Sale and Contribution Agreement), the Issuer may from time to time acquire additional real property and related assets pursuant to the Property Management Agreement or the Sale and Contribution Agreement, and the applicable Originator or CFS, as Property Manager, will in connection therewith make certain representations with respect to such real property and related assets (such additional real property, together with any real property acquired by the Issuer, the “Land”; the Land, together with all structures, buildings and improvements now or hereafter located on the Land, the “Property”). The Property transferred by each Originator pursuant to the Sale and Contribution Agreement or the Property Management Agreement (as defined below), and all Property with respect to which CFS, as Property Manager, will hereafter make certain representations in connection with the acquisition thereof by the Issuer pursuant to the Property Management Agreement, is referred to herein as such Indemnitor’s “Transferred Property”.

C. After the Effective Date (as defined in the Sale and Contribution Agreement), the Issuer intends to enter into an Indenture (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Issuer, MBIA Insurance Corporation, as Insurer (the “Insurer”), and Wells Fargo Bank, N.A., a national banking association, as Indenture Trustee (the “Indenture Trustee”). Pursuant to the Indenture, the Issuer will issue its Triple Net Lease Mortgage Notes, Series 2005 (together with all extensions, renewals or modifications thereof, the “Notes”). In addition to the indebtedness owing to the Noteholders (defined in the Indenture) under and in connection with the issuance of the Notes, the Issuer intends to become indebted to the Insurer to the extent set forth in the Indenture and in the Insurance and Reimbursement Agreement of even date therewith (as amended, restated, supplemented or otherwise modified from time to time, the “Insurance Agreement”), by and among the Issuer, CNL APF Partners, LP, a Delaware limited partnership (“CNL”), the Insurer, CFS and the other parties thereto. Such indebtedness of the Issuer to the Noteholders and the Insurer will be secured by, among other things, a separate mortgage (or deed of trust or deed to secure debt), assignment of leases and rents, security agreement and fixture filing (each, a “Mortgage” and, collectively, the “Mortgages”) with respect to each Property. The Issuer intends to grant a security interest in all of its right, title and interest in and to this Agreement to the Indenture Trustee for the benefit of the Noteholders.

D. The Property will be managed after the Effective Date on behalf of the Issuer by CFS pursuant to a Property Management and Lease Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Property Management Agreement”).

E. In connection with the transfer of the Property to the Issuer under and to the extent provided in the Sale and Contribution Agreement and the Property Management Agreement, the anticipated issuance of the Notes by the Issuer and the anticipated issuance of an insurance policy by the Insurer, the Indemnitors agree to provide the indemnification, representations, warranties, and covenants and other matters described in this Agreement for the benefit of the Indemnified Parties defined below.

AGREEMENT

In order to induce the Issuer to enter into the Sale and Contribution Agreement and the Property Management Agreement, and in consideration of the substantial benefit the Indemnitors will derive therefrom, the Indemnitors have agreed to enter into this Agreement.

ARTICLE 1 - DEFINITIONS

Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in Mortgages or the Sale and Contribution Agreement. As used in this Agreement, the following terms shall have the following meanings:

The term “Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies, consent decrees or settlement agreements and other governmental directives or requirements, as well as common law, that apply to the Property and relate to Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act, as amended.

The term “Hazardous Materials” shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls (“PCBs”) and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Property is regulated by or prohibited by any federal, state or local authority; any substance that requires special handling; and any other material, substance or waste now or in the future defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” “pollutant” or other words of similar import within the meaning of any Environmental Law.

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The term “Indemnified Parties” means the Indemnitee, as well as its directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns. From and after the Indenture Closing Date, the term “Indemnified Parties” shall also include the Indenture Trustee, the Insurer, persons and entities who may hold or acquire or will have held a full or partial interest in the Notes (including, but not limited to, the Noteholders, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Notes for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Notes or the Property, whether during the term of the Notes or as a part of or following a foreclosure of the Notes and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of any such Person’s assets and business).

The term “Legal Action” means any claim, suit or proceeding, whether administrative or judicial in nature.

The term “Losses” shall mean any and all claims, suits, liabilities (including, but not limited to, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement of whatever kind or nature (including, but not limited to, attorneys’ fees and other costs of defense and costs of investigation, remediation or other response or action).

The term “Release” with respect to any Hazardous Material includes but is not limited to any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials, including the threat of any of the foregoing.

ARTICLE 2 - INDEMNIFICATION

2.1 INDEMNIFICATION. Subject to Section 2.5, each Indemnitor, severally and not jointly, covenants and agrees at its sole cost and expense, to protect, defend, indemnify, release and hold the Indemnified Parties harmless from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Party in relation to such Indemnitor’s Transferred Property only and directly or indirectly arising out of or in any way relating to any one or more of the following, except, with respect to any Indemnified Party, to the extent such Losses arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of such Indemnified Party: (a) any presence of any Hazardous Materials in, on, above, or under such Indemnitor’s Transferred Property; (b) any past or present Release of Hazardous Materials in, on, above, under, to, from or affecting such Indemnitor’s Transferred Property; (c) any activity by such Indemnitor, any person or entity affiliated with such Indemnitor (other than the Issuer), and any tenant or other user of such Indemnitor’s Transferred Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from such Indemnitor’s

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Transferred Property of any Hazardous Materials at any time located in, under, on or above such Indemnitor’s Transferred Property or any actual or proposed investigation, remediation of or other response action with respect to any Hazardous Materials at any time located in, under, on or above such Indemnitor’s Transferred Property, including but not limited to any removal, remedial or corrective action pursuant to court or administrative order; (d) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with such Indemnitor’s Transferred Property or operations thereon, including but not limited to any failure by such Indemnitor, any person or entity affiliated with such Indemnitor, and any tenant or other user of such Indemnitor’s Transferred Property to comply with any order or other directive of any governmental authority in connection with any Environmental Laws; (e) the imposition, recording or filing or the threatened imposition, recording or filing of any lien or other encumbrances against such Indemnitor’s Transferred Property pursuant to any Environmental Law; (f) any acts of such Indemnitor, any person or entity affiliated with such Indemnitor (other than the Issuer), and any tenant or other user of such Indemnitor’s Transferred Property in (i) arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Materials in, on, above, or under such Indemnitor’s Transferred Property, or (ii) accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Material which causes the incurrence of response costs for remediation; and (g) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure by such Indemnitor to perform any covenants or other obligations pursuant to this Agreement, the Sale and Contribution Agreement, the Property Management Agreement or the Mortgages relating to environmental matters.

2.2 DUTY TO DEFEND AND ATTORNEYS AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party for indemnification to which it is entitled under this Agreement, the applicable Indemnitor shall defend same (if requested by any Indemnified Party, in the name of such Indemnified Party) by attorneys and other professionals reasonably approved by such Indemnified Party. The Indemnified Parties shall, at no out-of-pocket cost to such Indemnified Party, comply with all necessary and reasonable requests of any Indemnitor or its attorneys with respect to any defense. Notwithstanding the foregoing, any Indemnified Party may, in the event there is a conflict in interest among the Indemnified Parties, engage its own attorneys and other professionals to defend or assist it, and, at the option of such Indemnified Party, its attorneys shall control the resolution of any claim or proceeding related to its obligations hereunder arising from its ownership of such Indemnitor’s Transferred Property; provided, that the Indemnitors shall in no event be liable for the costs or expenses of more than three firms of outside counsel for all Indemnified Parties (one to represent the Issuer, one to represent the Indenture Trustee and one to represent the Insurer). Upon demand, the applicable Indemnitor shall reimburse the Indemnified Parties (or, on and after the Indenture Closing Date, shall deposit any such amount into the Collection Account) for the payment of actual and reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith, to the extent the foregoing are indemnifiable under this Agreement.

2.3 SUBROGATION. Each Indemnitor shall take any and all reasonable actions, including institution of legal action against third-parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the violation

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of any Environmental Laws, presence or Release of any Hazardous Materials at, in, on, under, to, from or affecting such Indemnitor’s Transferred Property or otherwise obligated by law to bear the cost. The Indemnified Parties shall be and hereby are subrogated to all of each Indemnitor’s rights now or hereafter in such claims to the extent any such claim relates to Losses for which any Indemnitor is obligated to indemnify the Indemnified Parties under this Agreement.

2.4 INTEREST. Any amounts payable to any Indemnified Party under this Agreement shall become due and payable thirty (30) days following demand therefor and, if not paid within such thirty (30) days, shall bear interest at a per annum rate equal to the maximum interest rate which the applicable Indemnitor may by law pay or such Indemnified Party may charge and collect, from the date of such demand.

2.5 SURVIVAL. The obligations and liabilities of each Indemnitor under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of any Mortgage, provided, however, that no Indemnitor shall have any obligations and liabilities under this Agreement for those liabilities and obligations that such Indemnitor can show by a preponderance of the evidence arose from Hazardous Materials that (i) were not present at, in, on, above or under such Indemnitor’s Transferred Property prior to the date that the Issuer acquired title to such Indemnitor’s Transferred Property pursuant to the Sale and Contribution Agreement or the Property Management Agreement, and (ii) were not a result of any act of negligence of such Indemnitor or any of its affiliates, agents or contractors (other than the Issuer).

2.6 NOTICE OF LEGAL ACTIONS. Each party hereto shall, within five (5) business days of receipt thereof, give written notice to the other parties hereto (and to the Indenture Trustee and the Insurer so long as the Policy is in effect) of (i) any notice, advice or other communication from any governmental entity or any source whatsoever with respect to Hazardous Materials on, from or affecting the Property, and (ii) any Legal Action brought against such party or related to the Property, with respect to which any Indemnitor may have liability under this Agreement. Such notice shall comply with the provisions of Section 5.1 hereof.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES AND COVENANTS

3.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Indemnitor hereby agrees that the corporate authority representations and warranties made by it in Article III of the Sale and Contribution Agreement and the environmental representations, warranties and covenants contained in Articles III and IV of the Sale and Contribution Agreement are hereby made by such Indemnitor, and CFS hereby agrees that the corporate authority representations and warranties made by it in Article II of the Property Management Agreement are hereby made by CFS, in each case, to the same extent and with the same force as if fully set forth herein.

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ARTICLE 4 - GENERAL

4.1 UNIMPAIRED LIABILITY. The liability of each Indemnitor under this Agreement shall in no way be limited or impaired by, and each Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Notes, the Indenture, the Mortgages or any other document which evidences, secures or guarantees all or any portion of the Notes or is executed and delivered in connection with the Notes (the “Other Security Documents”) to or with any Indemnitee by such Indemnitor or any person who succeeds the Issuer as owner of the Property. In addition, the liability of each Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Notes, the Indenture, the Mortgages or any of the Other Security Documents, (ii) any sale or transfer of all or part of the Property, (iii) except as provided herein, any exculpatory provision in the Notes, the Indenture, the Mortgages, or any of the Other Security Documents limiting any Indemnitee’s recourse to the Property or to any other security for the Notes, or limiting any Indemnitee’s rights to a deficiency judgment against the Issuer, (iv) the accuracy or inaccuracy of the representations and warranties made by such Indemnitor under the Sale and Contribution Agreement or the Property Management Agreement or any certificate delivered in connection therewith or herein, (v) the release of any Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or condition contained in any of the Other Security Documents by operation of law, any Indemnitee’s voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Notes, or (vii) the Issuer’s failure to record the Mortgages or file any UCC financing statements (or the Issuer’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Notes; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

4.2 ENFORCEMENT. The Indemnified Parties may enforce the obligations of the Indemnitors without first resorting to or exhausting any security or collateral or without first having recourse to the Notes, the Indenture, the Mortgages or any Other Security Documents or any of the Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent any Indemnitee from suing on the Notes, foreclosing, or exercising any power of sale under, the Mortgages, or exercising any other rights and remedies thereunder. It is not necessary for a default to have occurred pursuant to any Mortgage, or an Event of Default under the Indenture, for an Indemnified Party to exercise its rights pursuant to this Agreement. Notwithstanding any provision of any Mortgage, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of any Mortgage, the Indenture or the Other Security Documents. Each Indemnitor is fully and personally liable for its obligations under this Agreement, and its liability is not limited to the original or amortized principal balance of the Notes, the amounts owed to the Insurer or the value of such Indemnitor’s Transferred Property.

4.3 WAIVERS. (a) Each Indemnitor hereby waives (i) any right or claim of right to cause a marshalling of such Indemnitor’s assets or to cause the Indemnitee or other Indemnified Parties to proceed against any of the security for the Notes before proceeding under this Agreement against any Indemnitor, (ii) and relinquishes all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which such Indemnitor may have, provided that the indemnity provided for hereunder shall neither be

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contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of the Indemnitee or other Indemnified Parties, (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by the Indemnitee or other Indemnified Parties, (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon, (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand, and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, each Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Notes until the Notes shall have been indefeasibly paid in full. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

(b) EACH INDEMNITOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE INDEBTEDNESS EVIDENCED BY THE NOTES, THE INDENTURE, THE MORTGAGES, THIS AGREEMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY INDEMNIFIED PARTIES IN CONNECTION THEREWITH.

ARTICLE 5 - MISCELLANEOUS

5.1 NOTICES. All notices required or permitted hereunder shall be given and shall become effective as provided in the Sale and Contribution Agreement, the Property Management Agreement or the Indenture, as applicable.

5.2 THIRD PARTY BENEFICIARIES. The terms of this Agreement are for the sole and exclusive protection and use of the Indemnified Parties. From and after the date of the issuance of the Notes until the Notes and all obligations owing to the Insurer in connection with the Insurance Agreement have been paid in full, each of the Indenture Trustee and the Insurer shall be an express third party beneficiary of this Agreement, entitled to enforce each of the terms hereof against the Indemnitors in its own name. No other person shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any such other person.

5.3 DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement.

5.4 AMENDMENTS. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act

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or failure to act on the part of any Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the Insurer (from and after the Indenture Closing Date but only so long as no Insurer Default (defined in the Indenture) has occurred and is continuing) and the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought, and from and after the Indenture Closing Date, only upon 20 days’ prior written notice to the Rating Agencies (as defined in the Indenture).

5.5 HEADINGS ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

5.6 NUMBER AND GENDER/SUCCESSORS AND ASSIGNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Each reference herein to an Indemnitee or Indemnitor shall be deemed to include its successors and assigns. From and after the Indenture Closing Date, and so long as any of the Notes remain outstanding and the Insurance Policy is in effect, no Indemnitor may assign or transfer any of its obligations hereunder without obtaining Rating Agency Confirmation (as defined in the Indenture) and the prior written consent of the Indenture Trustee, the Issuer and the Insurer (so long as no Insurer Default (as defined in the Indenture) has occurred and is continuing). This Agreement shall inure to the benefit of the Indemnified Parties and their respective successors and assigns.

5.7 SEVERAL LIABILITY. If there is more than one Indemnitor, the obligations and liabilities of each such Indemnitor hereunder are several and not joint and arise in relation to such Indemnitor’s Transferred Property only.

5.8 RELEASE OF LIABILITY. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

5.9 RIGHTS CUMULATIVE. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which any Indemnitee has under the Notes, the Indenture, the Mortgages, the Insurance Agreement or the Other Security Documents or would otherwise have at law or in equity.

5.10 INAPPLICABLE PROVISIONS. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

5.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

5.12 APPROVALS. Wherever pursuant to this Agreement (i) the Indemnified Parties exercise any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to the Indemnified Parties, or (iii) any other decision or determination is to be

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made by the Indemnified Parties, the decision of the Indemnified Parties to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by the Indemnified Parties, shall be in the sole discretion of the Indemnified Parties, except as may be otherwise expressly and specifically provided herein.

5.13 LEGAL FEES. Wherever pursuant to this Agreement it is provided that any Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Indemnified Parties with respect to retained firms.

5.14 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder, each Indemnitor (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

5.15 Performance by CNL. Each of the parties hereto acknowledges that (a) CNL has executed that certain Performance Undertaking of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Performance Undertaking”) in favor of the Issuer and its assigns, including, on and after the Indenture Closing Date, the Indenture Trustee for the benefit of itself, the Noteholders and the Insurer, and (b) pursuant to the Performance Undertaking, CNL has guaranteed the performance of each obligation of each of the Indemnitors hereunder. CNL may at any time and from time to time perform any obligation of an Indemnitor hereunder in its own name on behalf of such Indemnitor, and performance by CNL shall be deemed in all respects to satisfy such obligation of such Indemnitor hereunder; and no failure on the part of any Indemnitor to perform any of its obligations hereunder shall be deemed a default in any respect so long as CNL has performed such obligations on its behalf.

5.16 Non-Petition. Each of the parties hereto hereby agrees that it shall not institute against, or join any other person or entity in instituting against, the Issuer or Net Lease Funding 2005, LLC, its general partner, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any federal or state bankruptcy or similar law (including the U.S. Bankruptcy Code), for one year and a day after the last Note issued by the Issuer is paid in full. The agreements in this paragraph shall survive termination of this Agreement.

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IN WITNESS WHEREOF, this Agreement has been executed by each Indemnitor and is effective as of the day and year first above written.

INDEMNITORS:

Signed, sealed and delivered in the presence of:	CNL APF PARTNERS, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a Delaware limited partnership

	By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, as General Partner
Name:

By:
Name:		Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating
Name:			L.P.), a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND II, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND IV, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND V, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VIII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND IX, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND X, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XIII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XIV, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XV, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XVI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XVII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XVIII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND II, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:

		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XIII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
a Delaware limited partnership, its
Name:			General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND II, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:

		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
a Delaware limited partnership, its
Name:			General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND II, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:

		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a
Name:			Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND III, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a
Delaware limited partnership, its General
Name:			Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a
Delaware limited partnership, its General
Name:			Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND II, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.), a
Name:			Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.), a
Name:			Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XVI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a
Delaware limited partnership, its General
Name:			Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND III, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND IX, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
a Delaware limited partnership, its
Name:			General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND IV, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
a Delaware limited partnership, its
Name:			General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

and

CNL INCOME FUND X, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Signed, sealed and delivered
in the presence of:		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

Name:			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

CNL INCOME FUND XV, LTD., a Florida limited partnership

Signed, sealed and delivered in the presence of:	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

Name:			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
a Delaware limited partnership, its
Name:			General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XVII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XIII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XVII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XVI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XVII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VI, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.), a
Name:			Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND IX, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.), a
Name:			Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

and

CNL INCOME FUND XVII, LTD., a Florida limited partnership

Signed, sealed and delivered in the presence of:	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a
Name:			Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware
Name:				corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VIII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XVIII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:

		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.), a
Name:			Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND VIII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND IX, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
a Delaware limited partnership, its
Name:			General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND X, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XVIII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
a Delaware limited partnership, its
Name:			General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XIII, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

Signed, sealed and delivered in the presence of:	CNL INCOME FUND XV, LTD., a Florida limited partnership

	By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner
Name:
		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
a Delaware limited partnership, its
Name:			General Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	ASHLAND JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund IX, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Name:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund X, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.), a
Name:				Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XI, Ltd., a Florida limited partnership, as Partner

		By:	Ulysses Acquisition, LLC, a Maryland limited
liability company, its sole General Partner

Signed, sealed and delivered			By:	CNL APF Partners, LP (f/k/a U.S.
in the presence of:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

Name:					By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	ARLINGTON JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund VII, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

Name:			By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XVI, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a
Name:					USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	ASHEVILLE JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund VI, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Name:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund VIII, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	ATTALLA JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund XIII, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Name:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XIV, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL KINGSTON JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund XIV, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Name:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XVII, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL MANSFIELD JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund VII, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Name:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XVII, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL PORTSMOUTH JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund XI, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Name:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XVIII, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a
Name:					USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL RESTAURANT INVESTMENTS II, a Florida general partnership

	By:	CNL Income Fund IX, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Name:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund VII, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner
Name:

By:
Name:
Title:
and

	By:	CNL Income Fund VIII, Ltd., a Florida limited partnership, as Partner

		By:	Ulysses Acquisition, LLC, a Maryland limited
liability company, its sole General Partner

Signed, sealed and delivered			By:	CNL APF Partners, LP (f/k/a U.S.
in the presence of:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

Name:					By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL VII & XVII LINCOLN JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund VII, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

Name:			By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XVII, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner
Name:

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL VIII, X, XII KOKOMO JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund X, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

Name:			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
a Delaware limited partnership, its
General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund VIII, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XII, Ltd., a Florida limited partnership, as Partner

		By:	Ulysses Acquisition, LLC, a Maryland limited
liability company, its sole General Partner

Signed, sealed and delivered			By:	CNL APF Partners, LP (f/k/a U.S.
in the presence of:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

Name:					By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	COLUMBUS JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund XII, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Name:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XVI, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XVIII, Ltd., a Florida limited partnership, as Partner

		By:	Ulysses Acquisition, LLC, a Maryland limited
liability company, its sole General Partner

Signed, sealed and delivered			By:	CNL APF Partners, LP (f/k/a U.S.
in the presence of:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

Name:					By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	TGIF PITTSBURG JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund VII, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Name:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XV, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

and

	By:	CNL Income Fund XVI, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a
Name:					USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XVIII, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	WOOD-RIDGE REAL ESTATE JOINT VENTURE, a Florida general partnership

	By:	CNL Income Fund XIV, Ltd., a Florida limited partnership, as Partner

Name:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Name:				Restaurant Properties Operating L.P.), a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:
and

	By:	CNL Income Fund XV, Ltd., a Florida limited partnership, as Partner

Signed, sealed and delivered in the presence of:		By:	Ulysses Acquisition, LLC, a Maryland limited liability company, its sole General Partner

			By:	CNL APF Partners, LP (f/k/a U.S.
Restaurant Properties Operating L.P.),
Name:				a Delaware limited partnership, its General Manager

				By:	CNL APF GP Corp. (f/k/a USRP
Name:					Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	USRP (Gant 1), LLC, a Texas limited liability company

	By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a
Name:		Delaware limited partnership, its Manager

		By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner
Name:

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	USRP (Gant 2), LLC, a Texas limited liability company

	By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a
Name:		Delaware limited partnership, its Manager

		By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner
Name:

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	USRP (JV1), LLC, a Texas limited liability company

	By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a
Name:		Delaware limited partnership, its Manager

		By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner
Name:

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	USRP (Katy), L.P., a Texas limited partnership

	By:	USRP GP8, LLC, a Texas limited liability company, its sole General Partner
Name:

		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	USRP (Lincoln), Ltd., a Texas limited partnership

	By:	Restaurant Acquisition Corp., a Texas corporation, its sole General
Name:		Partner

By:
Name:		Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	USRP (Midon), LLC, a Texas limited liability company

	By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a
Name:		Delaware limited partnership, its Manager

		By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner
Name:

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	USRP (Quest), L.P., a Texas limited partnership

	By:	USRP GP8, LLC, a Texas limited liability company, its sole General Partner
Name:

		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	USRP (S&C), LLC, a Delaware limited liability company

	By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.), a
Name:		Delaware limited partnership, its Manager

		By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner
Name:

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	USRP Funding 2002-A, L.P., a Texas limited partnership

	By:	USRP (SFGP) 2, LLC, a Texas limited liability company, its sole General Partner
Name:

		By:	CNL APF Partners, LP (f/k/a U.S. Restaurant Properties Operating L.P.),
Name:			a Delaware limited partnership, its Manager

			By:	CNL APF GP Corp. (f/k/a USRP Managing, Inc.), a Delaware corporation, its sole General Partner

By:
Name:
Title:

Signature Page to

Environmental Indemnity Agreement

Signed, sealed and delivered in the presence of:	CNL FINANCIAL SERVICES, LP, a Delaware limited partnership

	By:	CNL Financial Services GP Corp., a Delaware corporation, its sole General
Name:		Partner

By:
Name:		Name:
Title:

Signature Page to

Environmental Indemnity Agreement